SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2005

MARTEK BIOSCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22354	52-1399362

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6480 Dobbin Road, Columbia Maryland		21045

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 740-0081

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure

     On February 4, 2005, Martek issued a press release announcing that it signed a DHA License and Supply Agreement with a Fortune 500 Food Company. A copy of Martek’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The name of the Fortune 500 Food Company is Kellogg Company.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.	Description

99.1	Press release of Martek Biosciences Corporation dated February 4, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Martek Biosciences Corporation
Date: February 4, 2005	By:	/s/ George P. Barker George P. Barker Senior Vice President, General Counsel and Secretary

Exhibit No.	Description

99.1	Press release of Martek Biosciences Corporation dated February 4, 2005